                                                                                                     Execution Copy

                                            AMENDMENT AND CONSENT NO. 2

         This  AMENDMENT  AND CONSENT  NO. 2 dated as of May 5, 2004  ("Amendment"),  is entered  into by and among
O'SULLIVAN  INDUSTRIES,  INC.,  a Delaware  corporation  ("OSI"),  O'SULLIVAN  FURNITURE  FACTORY  OUTLET,  INC., a
Missouri corporation ("OSF"),  O'SULLIVAN  INSUSTRIES - VIRGINIA,  INC., a Virginia corporation ("OSV" and together with OSF and OSV, each a "Borrower"  and  collectively  and jointly and  severally,  the  "Borrowers"),  O'SULLIVAN
INDUSTRIES  HOLDINGS,  INC.,  a Delaware  corporation  ("Holdings"),  the persons  designated  as  "Lenders" on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

         WHEREAS,  Borrowers,  Holdings,  the  Lenders  (as  defined  therein)  and Agent  are party to the  Credit
Agreement  dated as of September  29, 2003,  as amended by  Amendment  No. 1 thereto,  dated as of October 29, 2003
(including all annexes,  exhibits and schedules thereto,  the "Credit Agreement";  all capitalized terms defined in the Credit  Agreement and not otherwise  defined herein have the meanings  assigned to them in the Credit Agreement or in Annex A thereto);

         WHEREAS,  Borrowers  and  Requisite  Lenders,  subject  to  Section  4 hereof,  wish to amend  the  Credit
Agreement in the manner set forth below;

         WHEREAS,  Holdings  desires to amend its articles of certificate of  incorporation  to create a new series of preferred Stock and to increase the amount of shares Holdings is authorized to issue;

         WHEREAS,  Section 3.6 of the Credit Agreement prohibits any amendment,  modification or waiver of any term or provision of Holdings certificate of incorporation;

         WHEREAS,  Borrowers and Holdings have requested that Requisite Lenders,  and Requisite Lenders have agreed to, consent to the amendment of Holdings'  certificate of  incorporation  to create a new series of preferred Stock and to increase the amount of shares  Holdings is authorized to issue,  waive  Section 3.6 of the Credit  Agreement to permit such amendment and waive any Default or Event of Default arising as a result;

         NOW,  THEREFORE,  in  consideration  of the premises and the agreements,  provisions and covenants  herein contained, Borrowers, Credit Parties, Requisite Lenders and Agent agree as follows:

Section 1.
                                                     AMENDMENT

          Subject to the  satisfaction  of the conditions to  effectiveness  referred to in Section 3  hereof,  the
Credit  Agreement is hereby amended by amending the  definition of "Change of Control"  contained in Annex A of the
Credit  Agreement by amending and restating  clause (a) of such  definition  as follows:  "(a) prior to any initial public  offering  (after the Closing  Date) of common stock of Holdings,  BRS together  with any BRS Related  Party ceases to own and control all of the voting rights  associated with ownership of at least  fifty-one  percent (51%)
of each class of the outstanding voting Stock of Holdings on a fully diluted basis."

Section 2.
                                                      CONSENT

         Effective as of the Effective  Date,  the Requite  Lenders hereby consent to the amendment by Holdings' of its  certificate  of  incorporation  in the form  attached  hereto as Exhibit 1 to create a new series of preferred
Stock and to increase the amount of shares  Holdings is  authorized  to issue  thereunder  and waive any Default or
Event of Default otherwise arising under Section 3.6 of the Credit Agreement by virtue of such amendment.

Section 3.
                                            CONDITIONS TO EFFECTIVENESS

         This Amendment shall become  effective on the date (the "Effective  Date") the following  conditions shall have been satisfied:

(a)      Agent  shall  have  received  one or more  counterparts  of  this  Amendment  executed  and  delivered  by
                  Borrowers, Holdings, Agent and the Requisite Lenders;

(b)      Agent shall have received a copy of Holdings'  certificate of incorporation,  and all amendments  thereto, in form and substance  satisfactory  to Agent,  dated a recent date prior to the  Effective  Date and certified by the Secretary of State of the State of Delaware; and

(c)      there  shall  be no  continuing  Default  or  Event of  Default  (after  giving  effect  to the  amendment contemplated  by  this  Amendment)  and  the  representations  and  warranties  of the  Borrowers contained in this Amendment shall be true and correct in all material respects.

Section 4.
                                                LIMITATION ON SCOPE

         Except  as  expressly  amended  hereby,  all of the  representations,  warranties,  terms,  covenants  and conditions  of the Loan  Documents  shall  remain in full force and  effect in  accordance  with  their  respective terms.  The  amendment  and consent set forth  herein  shall be limited  precisely as provided for herein and shall not be deemed to be a waiver of,  amendment  of,  consent to or  modification  of any term or provision of the Loan
Documents  or any other  document  or  instrument  referred to therein or of any  transaction  or further or future action on the part of Borrowers or any other Credit Party  requiring the consent of Agent or Lenders  except to the extent  specifically  provided  for herein.  Agent and Lenders  have not and shall not be deemed to have waived any of their  respective  rights and  remedies  against  Borrowers or any other Credit Party for any existing or future
Defaults or Event of Default (other than those referred to in Section 2).

Section 5.
                                                   MISCELLANEOUS

(d)      Borrowers hereby represent and warrant as follows:

(i)      this  Amendment has been duly  authorized  and executed by Borrowers and each other Credit Party,  and the
Credit Agreement,  as amended by this Amendment,  is the legal,  valid and binding obligation of Borrowers and each other  Credit  Party  that  is a  party  thereto,  enforceable  in  accordance  with  its  terms,  except  as  such enforceability  may be limited by  applicable  bankruptcy,  moratorium  and similar  laws  affecting  the rights of creditors in general; and

(ii)     Borrowers  repeat and restate the  representations  and  warranties  of Borrowers  contained in the Credit
Agreement  as  of  the  date  of  this  Amendment  and  as of  the  Effective  Date,  except  to  the  extent  such representations and warranties relate to a specific date.

(e)      This Amendment is being delivered in the State of New York.

(f)      Borrowers and the other Credit Parties hereby ratify and confirm the Credit  Agreement as amended  hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

(g)      Borrowers  and the other  Credit  Parties  agree that all Loan  Documents  to which each such  Person is a party  remain in full  force and  effect  notwithstanding  the  execution  and  delivery  of this
                  Amendment.

(h)      This  Amendment  may be  executed by the parties  hereto in separate  counterparts,  each of which when so executed  and  delivered  shall be deemed an  original,  but all of which  counterparts  together shall constitute but one and the same instrument.

(i)      All  references in the Loan  Documents to the "Credit  Agreement"  and in the Credit  Agreement as amended hereby to "this  Agreement,"  "hereof,"  "herein"  or the like shall mean and refer to the Credit
                  Agreement  as  amended  by this  Amendment  (as well as by all  subsequent  waivers,  amendments, restatements, modifications and supplements thereto).

(j)      Each of the following  provisions of the Credit Agreement is hereby  incorporated herein by this reference with the same effect as though set forth in its  entirety  herein,  mutatis  mutandis,  and as if
                  "this  Agreement"  in  any  such  provision  read  "this   Amendment":   Section 9.3   (Notices),
                  Section 9.6,  (Severability),  Section 9.8 (Headings), Section 9.9 (Applicable Law), Section 9.12
                  (Construction), Section 9.15 (Waiver of Jury Trial) and Section 9.17 (Entire Agreement).

                                                 [SIGNATURE PAGE FOLLOWS]

                                            O'SULLIVAN AMENDMENT NO. 2
WITNESS the due execution  hereof by the  respective  duly  authorized  officers of the  undersigned as of the date first written above.

                                                 BORROWERS:

                                                 O'Sullivan Industries, Inc.,
                                                 as a Borrower

                                                 By: /s/ Stuart D. Schotte
                                                     Name:Stuart D. Schotte
                                                     Title:Sr. Vice President of Operations and
                                                           Acting Chief Financial Officer

                                                 O'Sullivan Furniture Factory Outlet, Inc.,
                                                 as a Borrower

                                                 By: /s/ Stuart D. Schotte

                                                   Name:Stuart D. Schotte
                                                   Title:Sr. Vice President of Operations and
                                                         Acting Chief Financial Officer

                                                 O'Sullivan Industries - Virginia, Inc.,
                                                 as a Borrower

                                                 By: /s/ Stuart D. Schotte
                                                     Name:Stuart D. Schotte
                                                     Title:Sr. Vice President of Operations and
                                                           Acting Chief Financial Officer

                                                 CREDIT PARTIES:

                                                 O'Sullivan Industries Holdings, Inc.

                                                 By:/s/ Stuart D. Schotte
                                                     Name:Stuart D. Schotte
                                                     Title:Sr. Vice President of Operations and
                                                           Acting Chief Financial Officer

                                                 AGENT AND LENDERS:

                                                 GENERAL ELECTRIC CAPITAL
                                                 CORPORATION,
                                                 as Agent and a Lender

                                                 By: /s/ Gina Provenzale
                                                     Name: Gina Provensale
                                                     Title:Vice President Duly Authorized Signatory